UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

           (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 1/31/12

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

Semi-Annual Report

January 31, 2012

Investor Information: 1-877-238-2406

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Generations Multi-Strategy Fund

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the January 31, 2012 Semiannual Report

Performance Summary

For the six months ended January 31, 2012, the Generations Multi-Strategy Fund earned a cumulative total return of 5.29%.  The Fund’s benchmark, the Standard and Poor’s 500 Index of large company U.S. stocks, gained 2.71% for the same period.  Since inception, the performance of the Fund has compared favorably to the broader market, returning 12.83% compared to the index’s 12.66% (both stated on an average annualized basis).  Return figures represent total returns, which include price appreciation and dividend income, and are quoted net of Fund expenses.

The past six months have been marked by a combination of volatility and optimism.  The first several months of the period during the late summer of 2011 were largely negative for markets, brought on by political turmoil both in the U.S. and surrounding the European debt crisis.  However, the latter three months were much more productive for equity investors, as economic data improved in the U.S. and prospects for European resolution appeared a bit brighter.

In the broader market, returns were led by utilities, information technology and health care, while energy, financials and materials lagged by the largest margins.  Portfolio performance was in line with those trends to some extent, but tended to be more stock-specific than in some previous periods—in keeping with a more ‘fickle’ market.  In the portfolio, the best performing equities included names in industrial supplies, business accounting software and materials/environmental services.  Additionally, consumer-oriented and other more cyclical firms, such as payroll services, performed well in an environment of more optimistic prospects for continued economic recovery and decent company earnings reports.

Stocks in the portfolio that lagged the market were largely focused in the energy area, including oil services firms in particular.  These trailed the broader market significantly during the period as increased fears of global recession and assumed lower demand for petroleum products and servicing took hold.  These fears dissipated a bit toward the end of the period as prospects for global growth improved, along with investor sentiment.  These stocks continue to look attractive from a fundamental basis.  In the healthcare sector, portfolio firms focused on generic pharmaceuticals manufacturing and pharmacy benefits struggled due to stock-specific news events, while the long-term positive stories, we believe, remain in place.

As of January 31, 2012, compared to its benchmark, the Fund held overweight positions in the industries of consumer staples, healthcare, information technology and energy.  It was underweight in consumer discretionary, materials, financials and industrial stocks, and held no individual securities in the telecommunications services or utilities sectors.

Outlook

The last several months (and years) have been volatile for equity markets.  While economic data in the U.S. has shown improvement, continued concerns over resolution of the European sovereign debt situation and its potential side effects on global economic growth have weighed on sentiment.

As conditions improve, we believe that stocks could perform well relative to other assets in an era of extremely low interest rates and negative ‘real’ (inflation-adjusted) yields being paid on assets traditionally viewed as ‘safe,’ such as U.S. treasury bonds.  We also feel that a degree of foreign revenue exposure, particularly to faster-growing emerging market countries that are experiencing the largest gains in global growth, could contribute positively to returns in coming years.

It looks to us that certain areas of the market are attractively priced and offer compelling value.  These include stocks in oil services, information technology and diversified mega-cap firms with multinational revenue exposure and increasing market penetration into emerging markets, among others.  Companies that we feel are high-quality long-term franchises in our portfolio ‘core’ have largely delivered more predictable earnings results, as expected, and served to anchor the portfolio amidst the higher volatility of recent years.  Such companies continue to hold appeal for us, due to this inherent stability and financial strength.

Despite the abundance of negative headlines and high levels of investor pessimism, we believe that many companies have found themselves in fundamentally stronger positions than they have in years, if not decades, with large stashes of cash and lower debt levels.  Additionally, retail investor cash flows have continued to flood out of equity assets towards the perceived safety of fixed income.  From a contrarian standpoint, we believe that equities, especially high-quality equities, offer characteristics that are being largely ignored by many investors.  However, these periods tend to be cyclical, and believe better times could be on the horizon—we have positioned the Fund’s portfolio towards assets with attractive long-term and sustainable prospects, but, at the same time, seek out opportunities where we are being ‘paid’ to do so.

It is our view that being flexible and seeking out investments that offer consistent growth, compelling valuations or are being overlooked by the marketplace (or a combination of several of these factors) offers the opportunity for investors to earn attractive risk-adjusted returns over the long-term and through a variety of unpredictable market cycles.

We appreciate your investment and continued trust.

Regards,

Ryan M. Long, CFA

Portfolio Manager

Generations Multi-Strategy Fund

Performance for Period Ended January 31, 2012
	1 Year	5 Years*	10 Years*	Inception (10/21/2008)*
Generations Multi-Strategy Fund	3.51%	NA	NA	12.83%
S&P 500 Index	4.22%	0.33%	3.52%	12.66%

*Periods over one year represent average annualized returns.

Performance for Most Recent Quarter Ended December 31, 2011
	1 Year	5 Years*	10 Years*	Inception (10/21/2008)*
Generations Multi-Strategy Fund	-0.23%	NA	NA	11.00%
S&P 500 Index	2.11%	-0.25%	2.92%	11.47%

*Periods over one year represent average annualized returns.

Source:  Gemini Fund Services, LLC, Standard & Poor’s

Mutual funds involve risk including possible loss of principal.  The performance data quoted represents past performance and is not a guarantee of future results.  Performance assumes reinvestment of all dividends and capital gain distributions.  Investment return and principal value of this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, call 877-238-2406.

The total annual operating expense ratio as of the most recent prospectus was 1.44%, and may vary in future years.  Since December 1, 2009, the Fund’s advisor has been temporarily waiving a portion of the Fund’s expenses to a limit of 1.35% (See Prospectus for details).  Otherwise, the returns would have been lower.

This report is authorized for use by existing shareholders.  A current Generations Multi-Strategy Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Generations Multi-Strategy Fund before investing.  This and other important information about the Fund is contained in the prospectus. To obtain an additional prospectus please call 1-877-238-2406.  Read the prospectus carefully before you invest.  The Generations Multi-Strategy Fund is distributed by Northern Lights Distributors, LLC member FINRA.

This letter represents the current opinion of the Fund’s investment advisor and is subject to change at any time.  Actual results may differ materially and there is no guarantee that opinions will prove to be correct, and should not be relied upon as statements of fact.

The information provided in this report should not be considered a recommendation to buy, sell or hold any particular security.  Portfolio holdings mentioned are subject to change without notice and should not be considered investment advice.  Any securities mentioned are presented to illustrate examples of the securities the Fund has purchased and diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments.  The performance of any single portfolio holding is no indication of the performance of other portfolio holdings held in the Fund.

Returns for the indices are provided for comparison purposes only.  The Fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.  The S&P 500® Index is an unmanaged composite of 500-large capitalization U.S. companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Shares of the Generations Multi-Strategy Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

0265-NLD-2/14/2012

Generations Multi-Strategy Fund

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS
January 31, 2012 (Unaudited)
	Shares	Market Value

COMMON STOCKS - 94.10%
BANKS - 6.28%
State Street Corp.	51,500	$ 2,017,770
US Bancorp	81,500	2,299,930
		4,317,700
BEVERAGES - 3.44%
PepsiCo, Inc.	36,000	2,364,120

CHEMICALS - 2.33%
Ecolab, Inc.	26,500	1,601,660

COMMERCIAL SERVICES - 3.07%
Paychex, Inc.	67,000	2,110,500

COMPUTERS - 2.21%
Accenture PLC - Cl. A	26,500	1,519,510

COSMETICS/PERSONAL CARE - 6.96%
Colgate-Palmolive Co.	26,000	2,358,720
Procter & Gamble Co.	38,500	2,427,040
		4,785,760
DISTRIBUTION/WHOLESALE - 1.49%
Fastenal Co.	22,000	1,026,960

DIVERSIFIED FINANCIAL SERVICES - 2.18%
T. Rowe Price Group, Inc.	26,000	1,503,840

ELECTRONICS - 2.02%
Flextronics International Ltd. *	202,000	1,387,740

ENGINEERING & CONSTRUCTION - 5.48%
Fluor Corp.	32,000	1,799,680
Jacobs Engineering Group, Inc. *	44,000	1,969,440
		3,769,120
ENVIRONMENTAL CONTROL - 2.14%
Stericycle, Inc. *	17,500	1,470,350

FOOD - 2.61%
McCormick & Co.	35,500	1,794,170

HEALTHCARE-PRODUCTS - 3.14%
Stryker Corp.	39,000	2,161,770

See accompanying notes to financial statements.
Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)
	Shares	Market Value

INSURANCE - 3.36%
Aflac, Inc.	48,000	$ 2,315,040

MEDIA - 3.31%
Walt Disney Co.	58,500	2,275,650

OIL & GAS - 10.67%
Exxon Mobil Corp.	29,500	2,470,330
Helmerich & Payne, Inc.	25,000	1,542,750
Noble Corp. *	41,500	1,445,860
Petroleo Brasileiro SA - ADR	61,500	1,878,825
		7,337,765
OIL & GAS SERVICES - 2.46%
Schlumberger Ltd.	22,500	1,691,325

PHARMACEUTICALS - 8.51%
Express Scripts, Inc. *	35,000	1,790,600
Johnson & Johnson	37,000	2,438,670
Teva Pharmaceutical Industries Ltd. - ADR	36,000	1,625,040
		5,854,310
RETAIL - 6.25%
Wal-Mart Stores, Inc.	37,000	2,270,320
Yum! Brands, Inc.	32,000	2,026,560
		4,296,880
SEMICONDUCTORS - 5.70%
Applied Materials, Inc. - ADR	166,000	2,038,480
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	134,000	1,886,720
		3,925,200
SOFTWARE - 8.36%
Autodesk, Inc. *	43,000	1,548,000
Intuit, Inc.	40,500	2,285,820
Microsoft Corp.	65,000	1,919,450
		5,753,270
TELECOMMUNICATIONS - 2.13%
Nokia OYJ - ADR	291,000	1,466,640

TOTAL COMMON STOCKS		64,729,280
(Cost - $52,154,305)

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)
	Shares	Market Value

EXCHANGE TRADED FUNDS - 5.02%
EQUITY FUNDS - 5.02%
iShares Nasdaq Biotechnology Index Fund	20,500	$ 2,378,000
ProShares Ultra MidCap 400 *	5,000	314,200
ProShares Ultra S&P 500	15,000	758,250
TOTAL EXCHANGE TRADED FUNDS		3,450,450
(Cost - $2,731,995)

SHORT-TERM INVESTMENT - 0.93%
MONEY MARKET FUND - 0.93%
Invesco Short-Term Investments Trust Treasury Portfolio,
0.15% (Cost - $639,078) +	639,078	639,078

TOTAL INVESTMENTS - 100.05%
(Cost - $55,525,378) (a)		68,818,808
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05%)		(31,087)
TOTAL NET ASSETS - 100.00%		$ 68,787,721

________
*Non-income producing security
+Money market fund; interest rate reflects seven-day effective yield on January 31, 2012.
ADR - American Depositary Reciept

(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation)
of securities as follows:
	Unrealized appreciation:	$ 13,548,621
	Unrealized depreciation:	(255,191)
	Net unrealized appreciation:	$13,293,430

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2012 (Unaudited)

Assets:
Investments in Securities at Market Value (identified cost $55,525,378)	$ 68,818,808
Dividends and Interest Receivable	83,090
Receivable for Fund Shares Sold	2,840
Prepaid Expenses and Other Assets	16,151
Total Assets	68,920,889

Liabilities:
Payable for Fund Shares Redeemed	32,170
Accrued Advisory Fees	48,700
Accrued Distribution Fees	14,707
Payable to Other Affiliates	7,652
Other Accrued Expenses	29,939
Total Liabilities	133,168

Net Assets (Unlimited shares of no par value interest
authorized; 5,018,121 shares of beneficial interest outstanding)	$ 68,787,721

Net Asset Value, Offering and Redemption Price Per Share
($68,787,721/5,018,121 shares of beneficial interest outstanding)	$ 13.71

Composition of Net Assets:
At January 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 54,451,786
Accumulated Net Investment Income	201,528
Accumulated Net Realized Gain On Investments	840,977
Net Unrealized Appreciation On Investments	13,293,430
Net Assets	$ 68,787,721

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS
For the Period Ended January 31, 2012 (Unaudited)

Investment Income:
Dividend Income (net of $4,440 foreign taxes)	$ 676,233
Interest Income	368
Total Investment Income	676,601

Expenses:
Investment Advisory Fees	292,607
Distribution Fees	86,061
Administration Fees	27,594
Fund Accounting Fees	19,069
Printing Expense	10,660
Legal Fees	10,211
Registration & Filing Fees	10,199
Transfer Agent Fees	6,452
Chief Compliance Officer Fees	8,813
Audit Fees	8,524
Custody Fees	5,014
Trustees' Fees	3,008
Miscellaneous Expenses	888
Total Expenses	489,100
Less: Investment Advisory Fees Waived	(22,151)
Net Expenses	466,949

Net Investment Income	209,652

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	949,946
Options Written	14,573
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,084,229
Options Written	(10,531)
Net Realized and Unrealized Gain on Investments	3,038,217

Net Increase in Net Assets Resulting From Operations	$ 3,247,869

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the period ended	For the year
	January 31, 2012	ended
	(Unaudited)	July 31, 2011

Operations:
Net Investment Income	$ 209,652	$ 208,166
Net Realized Gain on Investments and Options	964,519	4,830,936
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Options	2,073,698	4,792,350
Net Increase in Net Assets
Resulting From Operations	3,247,869	9,831,452

Distributions to Shareholders From:
Net Investment Income ($0.03 and $0.01 per share, respectively)	(162,135)	(63,490)
Net Realized Capital Gains ($0.93 + and $0.00 per share, respectively)	(4,611,391)	-
Total Distributions to Shareholders	(4,773,526)	(63,490)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (351,797 and 957,316
shares, respectively)	4,637,176	13,360,086
Distributions Reinvested (373,715 and 4,556 shares, respectively)	4,772,333	63,475
Cost of Shares Redeemed (1,028,198 and 642,247 shares, respectively)	(13,569,234)	(8,949,923)
Total From Shares of Beneficial Interest Transactions	(4,159,725)	4,473,638

Increase (Decrease) in Net Assets	(5,685,382)	14,241,600

Net Assets:
Beginning of Period	74,473,103	60,231,503
End of Period	$ 68,787,721	$ 74,473,103

Undistributed Net Investment Income at End of Period	$ 201,528	$ 154,011

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period.

	Period Ended		For the year	For the year	Period
	January 31, 2012		ended	Ended	Ended
	(Unaudited)		July 31, 2011	July 31, 2010	July 31, 2009**

Net Asset Value, Beginning of Period	$ 14.00		$ 12.04	$ 10.88	$ 10.00
Increase From Operations:
Net investment income (a)	0.04		0.04	0.02	0.07
Net gain from securities
(both realized and unrealized)	0.63		1.93	1.19	0.83
Total from operations	0.67		1.97	1.21	0.90

Less Distributions:
From net investment income	(0.03)		(0.01)	(0.05)	(0.02)
From net realized gains on investments	(0.93)		-	-	-
Total Distributions	(0.96)		(0.01)	(0.05)	(0.02)

Net Asset Value, End of Period	$ 13.71		$ 14.00	$ 12.04	$ 10.88

Total Return (b)	5.29%		16.38%	11.15%	9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 68,788		$ 74,473	$ 60,232	$ 42,619
Ratio to average net assets:
Expenses, Gross (d)	1.41%	(c)	1.41%	1.45%	1.44%	(c)
Expenses, Net of Reimbursement (d)	1.35%	(c)	1.35%	1.25%	0.97%	(c)
Net investment income, Gross (d)(e)	0.54%	(c)	0.23%	(0.01%)	0.53%	(c)
Net investment income, Net of Reimbursement (d)(e)	0.61%	(c)	0.29%	0.19%	1.00%	(c)
Portfolio turnover rate	34%		88%	32%	83%

__________
**The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.
(d) Does not include expenses of investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (Unaudited)

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of January 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$64,729,280	$-	$-	$ 64,729,280
Exchange Traded Funds	3,450,450	-	-	3,450,450
Short-Term Investments	639,078	-	-	639,078
Total	$68,818,808	$-	$-	$68,818,808

 *Please refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

  The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012 (Unaudited)

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return for the open tax year (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the period ended January 31, 2012, the Adviser earned advisory fees of $292,607.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012 (Unaudited)

Effective November 20, 2009, the Adviser entered into a sub-advisory agreement with FocusPoint (the “Sub-Adviser”), an affiliate of the Adviser.  The Sub-Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio.  For providing such services, the Adviser pays the Sub-Adviser an annual fee equal to 0.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2012, so that the total annual operating expenses of the Fund do not exceed 1.35% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended January 31, 2012, the Adviser waived fees of $22,151. Cumulative expenses subject to recapture by the Adviser as of January 31, 2012 amounted to $266,320, and will expire on July 31 of the following years:

2012	2013	2014
$126,139	$100,649	$39,532

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the period ended January 31, 2012, the Fund incurred distribution fees of $86,061.

Trustees –  Effective July 1, 2011, with the approval of the Board, each Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012 (Unaudited)

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended January 31, 2012 amounted to $23,266,212 and $32,205,606, respectively.

Transactions in option contracts written during the period ended January 31, 2012 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	255	$ 17,046
Options Closed	(255)	(17,046)
Outstanding at End of Year	-	$ -

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Six Months Ended	Fiscal Year Ended
	January 31, 2012	July 31, 2011
Ordinary Income	$ 162,135	$ 63,490
Long-Term Capital Gain	4,611,391	-
	$ 4,773,526	$ 63,490

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 154,011	$ 4,610,817	$ -	$ -	$ 11,096,764	$ 15,861,592

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain on investments are primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to real estate investment trusts adjustments, resulted in reclassification for the Fund for the period ended July 31, 2011 was as follows: a decrease in accumulated net investment income of $7,181 and an increase in accumulated net realized gain on investments of $7,181.

At July 31, 2011 the Fund utilized $219,093 of capital loss carryforwards.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012 (Unaudited)

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of January 31, 2012 National Financial Services account, holding shares for the benefit of others in nominee name, held approximately 83% of the voting securities of the Generations Multi-Strategy Fund.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES

January 31, 2012 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/1/11)	Ending Account Value (1/31/12)	Expenses Paid During the Period* (8/1/11 to 1/31/12)
Actual	$1,000.00	$1,052.90	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Portfolio Composition as of January 31, 2012 (Unaudited)
% of Net Assets
Common Stock	94.1
Consumer – Non Cyclical	27.7
Technology	16.3
Energy	13.1
Financial	11.8
Industrial	9.6
Consumer – Cyclical	7.8
Communications	5.5
Basic Materials	2.3
Exchange Traded Funds	5.0
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.0)
Total Net Assets	100.0

Renewal of Advisory Agreement – Generations Multi-Strategy Fund

In connection with a meeting held on May 18, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Three G Financial, LLC (“Three G” or the “Adviser”) and the Trust, on behalf of Generations Multi-Strategy Fund (“Generations” or the “Fund”).  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Three G’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Board then reviewed Three G’s financial statements and concluded that Three G is sufficiently well capitalized to meet its obligations to the Trust. The Trustees concluded that Three G had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Three G’s past performance, as well as other factors relating to its track record.   The Board concluded that Three G’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Adviser charges a 0.85% annual advisory fee based on the average net assets of Generations Multi-Strategy Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of Three G.  The Board, including the Independent Trustees, next considered the expense ratio for the Fund, and expense ratios of a peer group of funds. The Trustees concluded that the Fund’s advisory fees were acceptable in light of the quality of the services the Fund received from Three G, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by Three G in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Portfolios. The Trustees concluded that Three G’s level of profitability from its relationship to the Fund is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Renewal of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of the sub-advisory agreement between FocusPoint Solutions Inc. (“FocusPoint”) and the Trust, on behalf of Generations Multi-Strategy Fund. In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Fund, a peer group of funds and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser, (d) investment management staffing, and (e) the financial condition of the Sub-Adviser.

In its consideration of the renewal of the Sub-Advisory Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of FocusPoint’s research capabilities, the quality of its compliance infrastructure and the experience of their portfolio management personnel.  The Trustees concluded that the Sub-Adviser had provided quality services to the Fund.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of FocusPoint’s past performance as Sub-adviser to its respective Fund, as well as other factors relating to its track record.  The Board concluded that the Sub-Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Fund would not compensate FocusPoint for sub-advisory services, but rather Three G would compensate the Sub-Adviser out of the advisory fees received from the Fund. The Board, including the Independent Trustees, next considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s sub-advisory fees were acceptable in light of the quality of the services the Fund received from the Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that the Sub-Adviser’s level of profitability from its relationship to the Fund is not excessive.

 Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved the proposed Sub-Advisory Agreement.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

41 South High Street Suite 1700

Columbus, OH, 43215

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

Mail Drop 1090CC

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

4/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

4/9/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin E. Wolf, Treasurer

Date

4/9/12